                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for use by the Commission Only (as permitted by Rule 14e-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material under Rule 14a-12


                        SYNERGY TECHNOLOGIES CORPORATION
                        --------------------------------
                (Name of Registrant as Specified in its Charter)

     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)
[X]   No fee required
[ ]   Fee computed on the table below per Exchange Act Rules 14a-6(i)(1)
      and 0-11

1. Title of each class of securities to which transaction applies
2. Aggregate number of securities to which transaction applies:
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4. Proposed maximum aggregate value of transaction:
5. Total fee paid:

[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1. Amount Previously Paid:
2. Form, Schedule or Registration Statement No.:
3. Filing Party:
4. Date Filed:

                        SYNERGY TECHNOLOGIES CORPORATION


Dear Shareholder:


         You are cordially invited to attend a special meeting of shareholders of Synergy Technologies Corporation which will be held at our corporate headquarters at 335 25th Street S.E., Calgary, Alberta Canada on February 18, 2002 at 10:30 a.m. We look forward to greeting as many of our shareholders as possible. Details of business to be conducted at the special meeting are provided in the attached Notice of Special Meeting and Proxy Statement. Whether or not you attend the special meeting it is important that your shares be represented and voted at the meeting. Therefore, we urge you to sign, date and promptly return the enclosed proxy in the envelope provided. If you decide to attend the special meeting, you will of course be able to vote in person, even if you have previously submitted your proxy.


         On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in the affairs of the Company.


On Behalf of the Board of Directors,
/s/ Kelly Warrack
Corporate Secretary

                            NOTICE OF SPECIAL MEETING

NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of the Shareholders of SYNERGY TECHNOLOGIES CORPORATION ("we," "us" or the "Company") will be held at the offices of Synergy Technologies Corporation located at 335 25th Street S.E., Calgary, Alberta, Canada at 10:30 o'clock in the AM (Calgary time) on the 18th day of February, 2002 for the following purposes:

         (1) To act upon a proposal to amend our Articles of Incorporation to increase the number of shares of common stock we are authorized to issue from 50,000,000 shares of Common Stock to 100,000,000 shares of Common Stock.

         (2) To ratify and approve the 2002 Stock Option Plan adopted by the Board of Directors.

         (3) To consider such other business as may properly come before the meeting.

RECORD DATE:   You are entitled to vote if you were a shareholder of record at the close of business on December 28, 2001.

ATTENDANCE IN PERSON:   If you were a shareholder of record on the record date,
you are entitled to, and we would be delighted if you would, come to and vote at the meeting in person.

VOTING BY PROXY:   Please send in your proxy (or voting instructions to your
broker) as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. Please refer to the questions and answers beginning on page 2 and the instructions on the proxy card.

By order of the Board of Directors
Kelly Warrack,
Corporate Secretary
January 9, 2001

SYNERGY TECHNOLOGIES CORPORATION
335 25th Street, S.E.
Calgary, Alberta T2A 7H8
Canada

                                 PROXY STATEMENT

YOUR VOTE IS VERY IMPORTANT PLEASE SEND IN YOUR PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING OF SHAREHOLDERS IN PERSON. THIS PROXY STATEMENT DESCRIBES THE MATTERS TO BE VOTED ON AND CONTAINS SPECIFIC INSTRUCTIONS TO FACILITATE YOUR VOTING.

         Your Board of Directors is soliciting proxies for a Special Meeting of Shareholders of Synergy Technologies Corporation to be held on February 18, 2002. We are distributing this Proxy Statement to shareholders on or about January 16, 2001.

SOME QUESTIONS AND ANSWERS

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to vote on:

(1) Ratification of an amendment to our Articles of Incorporation to increase the number of shares of common stock we are authorized to issue to 100,000,000 shares.

(2)  The adoption and ratification of the 2002 Stock Option Plan; and

(3) Your grant of a proxy will also confer on the holders of the proxy authority to vote in their best judgment on any other matters that may properly come before the meeting.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE ON THE PROPOSALS?

The Board recommends a vote FOR the amendments to the Articles of Incorporation to increase the number of shares of common that we are authorized to issue; and FOR ratification of the 2002 Stock Option Plan.

WHO IS ENTITLED TO VOTE?

You are entitled to vote if you were the owner of shares of our common stock at the close of business on December 28, 2001, the record date for voting. This includes (1) shares held on that date directly by you as the shareholder of record and (2) shares held on that date for your account as beneficial owner by a broker, bank or other nominee.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

If the shares are registered directly in your name on the records maintained by our transfer agent, American Stock Transfer & Trust Company, you are the shareholder of record of those shares and we are sending the proxy materials directly to you. As the shareholder of record, you are entitled to vote these shares in person at the meeting or to designate a proxy to vote for you. We have enclosed a proxy card to permit you to instruct the proxy holder on how to vote your shares. If your shares are held in a brokerage account or by a bank or other nominee, those shares are registered on the records maintained by the transfer agent in the name of the broker, bank or other nominee. The broker, bank or other nominee shares held like that are frequently referred to as being held in "street name." If your shares are held in street name, the broker, bank or other nominee is the holder of record and will get the proxy materials from us in sufficient quantities to pass on a set to you. You, as the beneficial owner, have the right to direct the broker, bank or other nominee on how to vote and you are invited to attend the meeting if you want to. Nevertheless, if you do attend, you will be entitled to vote only if the record holder of these shares appoints you as its proxy. Your broker, bank or other nominee has enclosed a voting instruction card so that you can give instructions on how to vote your shares.

HOW DO I VOTE?

Shareholders may vote their shares at the Special Meeting either in person or by proxy. Since many shareholders may be unable to attend the meeting in person, we send to all shareholders of record cards that permit them to designate proxies to represent them at the meeting and to direct the designated proxies on how to vote. Brokers, banks and nominees also send cards to beneficial owners to permit them to provide instructions as to how they wish their shares to be voted.

HOW DO I VOTE BY MAIL?

Shareholders of record who wish to vote by mail should complete the enclosed proxy card to indicate their voting instructions and then sign, date and mail the proxy card in the postage-paid envelope provided. Beneficial owners may direct their vote by mail by completing, signing and returning the voting instruction card provided by their broker, bank or nominee.

HOW DO I VOTE AT THE SPECIAL MEETING?

We will pass out ballot papers to any shareholder of record who wants to vote in person at the Special Meeting rather than by proxy. If you hold your shares through a broker, bank or nominee, you must obtain a proxy from that institution to enable you to vote in person at the meeting.

WHOM AM I DESIGNATING AS MY PROXY?

You will be designating Marc Cernovitch, our Vice President, and Kelly Warrack, our Secretary/Treasurer, as proxies to vote your shares in accordance with your instructions.

Alternatively, a shareholder has the right to appoint a person to attend and act for him on his behalf at the Meeting other than the persons named in the enclosed Instrument of Proxy. To exercise this right a shareholder shall strike out the names of the persons named in the Instrument of Proxy and insert the name of his nominee in the blank space provided, or complete another Instrument of Proxy. The completed Instrument of Proxy should be deposited with its registrar and transfer agent, American Stock Transfer & Trust Company, at 59 Maiden Lane, New York, NY 10038, fax to (718) 921-8145, or with the offices of the Company at 335 25th Street SE, Calgary, Alberta T2A 7H8, fax to (403) 290-1257, at least 48 hours before the time of the Meeting or any adjournment thereof, excluding Saturdays and holidays.

HOW WILL MY PROXY VOTE MY SHARE?

The designated proxies will vote according to your instructions as indicated on the proxy card. If you sign your proxy card but do not indicate voting instructions on one or more of the business matters listed, the proxies will vote all uninstructed shares in accordance with the recommendations of the Board.

MAY I REVOKE MY PROXY?

You may revoke or amend your proxy, in addition to revocation in any other manner permitted by law, in any one of the following ways:

(1) By attending the Special Shareholders Meeting in person, revoking your proxy at that time and either voting the shares yourself or appointing a new person to act as your proxy; or

(2) By signing a Proxy bearing a later date and forwarding it to the company at the address of its principal offices located at 335 25th Street SE, Calgary, Alberta T2A 7H8, Canada. Any such new proxy must be postmarked no later than February 6, 2002 and must be received by the Company by February 12, 2002; or

(3) By sending a letter to the company at its principal offices located at 335 25th Street SE, Calgary, Alberta T2A 7H8, Canada signed by each of the registered shareholders indicating the shareholder's intention to revoke or amend the proxy. If you intend to amend the proxy, please advise us as to the exact amendments you wish to make. Letters intended to revoke or amend a proxy must be postmarked no later than February 6, 2002 and must be received by the Company by February 12, 2002.

HOW MANY SHARES CAN VOTE?

As of the record date, we had issued and outstanding 33,835,843 shares of common stock. The holders of these shares are each entitled to one vote for each share held.

HOW MANY SHARES NEED TO BE REPRESENTED FOR THE MEETING TO CONDUCT BUSINESS?

The meeting can conduct business only if the holders of a majority of the shares outstanding on the record date are present at the meeting in person or by proxy. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Abstentions are also counted as shares present and entitled to be voted. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Generally, a broker will not vote shares that it holds for a beneficial owner for or against a particular proposal if (1) the broker has not received voting instructions from the beneficial owner and (2) under the rules applicable to the broker it is not allowed to vote on the particular proposal without voting instructions.

HOW MANY VOTES ARE NEEDED FOR MATTERS TO BE ADOPTED AT THE MEETING?

The matters to be voted on will be declared adopted if they receive the affirmative vote of a majority of the shares present or represented at the meeting.

IS CUMULATIVE VOTING ALLOWED IN THE ELECTION OF DIRECTORS?

No. Each share is entitled to one vote in the election of directors as on every other matter.

WHO WILL COUNT THE VOTES?

Your Corporate Secretary or an inspector appointed specifically for the Meeting will count the votes unless a shareholder present at the meeting requests count by inspectors of election, in which event the Chairman of the meeting will appoint two inspectors, who may but need not be shareholders, to effect the count.

WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

The Chairman will announce the results of the meeting. In addition, we will publish them on our web site - www.synergytechnologies.com - and in our annual report on Form 10-KSB for the 2001 fiscal year that we expect to file with the SEC by March 31, 2002.

WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

The Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to mailing these proxy materials, our directors and officers, who will not receive any additional compensation for their soliciting activities, may seek to contact shareholders by telephone or other electronic means. We will also reimburse brokers, and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to shareholders.

MAY I PROPOSE ACTIONS FOR CONSIDERATION AT FUTURE SHAREHOLDER MEETINGS, INCLUDING DIRECTOR NOMINATIONS?

You may submit proposals for consideration at future shareholder meetings, including director nominations.




PROPOSALS:

In order for a shareholder proposal to be considered for inclusion in the proxy statement for our next year's Annual Meeting, our Corporate Secretary must receive the written proposal by no later than March 31, 2002. Any such proposal will need to comply with SEC regulations regarding the inclusion or shareholder proposals in company-sponsored proxy materials. You may also move the adoption of proposed resolutions from the floor at the Annual Meeting, but then you should not expect proxies to vote in favor of it.

NOMINATIONS OF DIRECTOR CANDIDATES:

You may suggest director candidates for consideration by our Board. Any such suggestion should be addressed to our Corporate Secretary. You may also make a director nomination from the floor at the Annual Meeting, but then you should not expect proxies to be voted in favor of your nominee.


                            COMMON STOCK OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         At December 21, 2001, there were 33,835,843 shares of common stock outstanding.

         The following table tells you, as of December 21, 2001, about:

         o    Each beneficial owner of more than 5% of our common stock;

         o Beneficial ownership of shares of our common stock by each of our current directors and officers; and beneficial ownership of shares of our common stock by all of our directors and officers as a group.

         For the purpose of this table, the beneficial ownership of a person includes shares as to which that person has sole or shared voting or investment power as well as shares that the person has the right to acquire within 60 days (such as upon conversion of convertible securities or exercise of warrants or options) from December 21, 2001. For the purpose of calculating the ownership percentages, we have considered to be outstanding both the total number of shares actually outstanding on December 21, 2001 and the total number of shares that the named people then had the right to acquire within 60 days.

                         TABLE APPEARS ON FOLLOWING PAGE

                          Number of Shares                   Percentage of
                          of Common Stock                    Outstanding
Name                      Owned Beneficially                 Common Shares
----                      ------------------                 -------------
Thomas E. Cooley          1,097,659                          3.2%

Cameron Haworth           278,837                            0.8%

James Shone               124,400                            0.3%

Marc Cernovitch           1,701,622                          4.8%

James E. Nielson          823,846                            2.4%

Duane F. Baumert          128,500                            0.3%

Barry Coffey              150,000                            0.4%

Kelly Warrack             142,000                            0.4%

Laxarco Holdings Limited  14,793,510                         43.72%

Directors and officers
as a group (8 persons)    4,411,864                          12.2%

* Less than 1%.

    1. Mr. Cooley's shareholdings include options to purchase 250,000 shares of common stock, all of which are exercisable within 60 days of the date hereof. Mr. Cooley is also a shareholder of Laxarco Holding Limited but disclaims any investment control over or beneficiary interest in the shares of Synergy owned by Laxarco Holding Limited, for purposes hereof, and the proportion of shares in Laxarco owned by him are not included in this table.
    2. Mr. Haworth's shareholdings include options to purchase 244,500 shares of common stock which are exercisable within 60 days of the date hereof.
    3. Mr. Shone's shareholdings include options and warrants to purchase 112,200 shares of common stock which are exercisable within 60 days of the date hereof.
    4. Mr. Cernovitch's shareholdings includes options and warrants to purchase 904,806 shares of common stock which are exercisable within 60 days of the date hereof.
    5. Mr. Nielson's shareholdings include options and warrants to purchase 496,923 shares of common stock which are exercisable within 60 days of the date hereof.
    6. Mr. Baumert's shareholdings includes (i) 3,5000 shares of common stock registered in his wife's name and held in her retirement account and
         (ii) options to purchase 125,000 shares of common stock which are exercisable within 60 days of the date hereof.
    7. Mr. Coffey's shareholdings are all options to purchase 200,000 shares of common stockwhich are exercisable within 60 days of the date hereof.
    8. Mr. Warrack's shareholdings include options and warrants to purchase 120,000 shares which are exercisable within 60 days of the date hereof.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The following summary compensation table sets forth the compensation paid by us to our chief executive officer and all other officers who received in excess of $100,000 for the periods indicated.

                                                SUMMARY COMPENSATION TABLE

========================================== ============ ================= ================== ============== =================
                                                                          OTHER ANNUAL       SECURITIES     ALL OTHER
                                           YEAR         SALARY($USD)      COMPENSATION       UNDERLYING     COMPENSATION
NAME AND PRINCIPAL POSITION                                                                  OPTIONS        (USD)

========================================== ============ ================= ================== ============== =================
Cameron Haworth, President and             1999         0                 -                  150,000(1)     -
Director
========================================== ============ ================= ================== ============== =================
Cameron Haworth, President and             2000         66,134            -                  -              -
Director
========================================== ============ ================= ================== ============== =================
John Gradek, Chief Executive               2000         44,018            -                  -              -
Officer and Director (3)
========================================== ============ ================= ================== ============== =================
Thomas E. Cooley, Director of              1999         0                 -                  220,648(2)     -
Technology, President & Director of
Syngen Technologies Limited and Director
of Carbon Resources Limited
========================================== ============ ================= ================== ============== =================
Thomas E. Cooley, Director(4),             2000         140,000           10,673             250,000        1,583
Director of Technology, President &
Director of Syngen Technologies
Limited and President & Director of
Carbon Resources Limited
========================================== ============ ================= ================== ============== =================

(1) Mr. Haworth received options for 250,000 shares of common stock in exchange for his services as President and a member of the Board of Directors for the years 1998 and 1999. Since the exercise price for such options exceeded the market price for the shares during the time that they were earned, no value has been ascribed to such options.

(2) Mr. Cooley received 220,648 shares of Synergy as compensation for his services in 1999, which was valued at $143,921USD.

(3) Mr. Gradek served as CEO from August 15, 2000 through January 15, 2001 and was a director from September 14, 1999 to January 15, 2001.

(4) Mr. Cooley was appointed to the Board of Directors of Synergy on August 2, 2000.


Compensation of Directors.

         At present members of the Board of Directors of Synergy Technologies Corporation are not compensated for their services as directors.

Management Contracts and Related Party Compensation Arrangements.

         During the twelve-month period ended December 31, 2000, Glidarc Technologies Inc., a Texas corporation of which Thomas Cooley is an officer, rendered consulting services to the Company and its subsidiaries in the amount of $146,919, of which $23,515 remains outstanding for said period. During the nine months ended September 30, 2001, Glidarc rendered services to the Company in the amount a total of $134,132 in consulting fees of which $1,409 remains outstanding.

         During the nine months ended September 30, 2001, Huntingtown Associates LLC, a Connecticut corporation of which Mr. Baumert is the sole proprietor, rendered consulting services to the Company in the amount of $54,646. The Company currently owes Huntingtown $61,876 for services rendered as at the quarter ended September 30, 2001.

Option/SAR Grants During the Most Recently Completed Financial Year.

============================= ================== ==================== ================ ===================== =================
                                                                                       MARKET VALUE OF
                                                 % OF TOTAL                            SECURITIES
                                                 OPTIONS/SARS         EXERCISE OR      UNDERLYING
                              SECURITIES UNDER   GRANTED IN           BASE PRICE       OPTIONS/SARS ON       EXPIRATION
                              OPTIONS/SARS       FINANCIAL            ($/SECURITY)     THE DATE OF           DATE
                              GRANTED (#)        YEAR                                  GRANT
NAME OF OPTIONEE                                                                       ($/SECURITY)
============================= ================== ==================== ================ ===================== =================
Cameron Haworth, President    250,000            8.2%                 $1.00            $132,705              January 4, 2010
and Director
============================= ================== ==================== ================ ===================== =================
John Gradek, Chief            200,000            6.7%                 $1.00            $106,200              January 4, 2010(1)
Executive Officer and
Director (1)
============================= ================== ==================== ================ ===================== =================
Thomas E. Cooley (2)          250,000            8.2%                 $1.00            $132,705              January 4, 2010
Director, Director of
Technology, President &
Director of Syngen
Technologies Limited and
President & Director of
Carbon Resources Limited
============================= ================== ==================== ================ ===================== =================


(1) Mr. Gradek served as CEO from August 15, 2000 through January 15, 2001 and was a director from September 14,1999 to January 15, 2001. Mr. Gradek's options were cancelled on January 16, 2001.

(2) Mr. Cooley was appointed to the Board of Directors of Synergy on August 2, 2000.

Aggregated Option/SAR Exercises During The Most Recently Completed Financial Year and Financial Year-End Option/SAR Values.

================================= ================= ===================== =========================== =====================
                                                                          UNEXERCISED                 VALUE OF UNEXERCISED
                                                                          OPTIONS/SARS AT             IN-THE-MONEY
                                                                          FINANCIAL YEAR END          OPTIONS/SARS AT
                                                                          (#)                         FINANCIAL YEAR END
                                  SECURITIES        AGGREGATE             EXERCISABLE/                ($)
                                  ACQUIRED ON       VALUE REALIZED        UNEXERCISABLE               EXERCISABLE/
NAME OF OPTIONEE                  EXERCISE (#)      ($)                                               UNEXERCISABLE
================================= ================= ===================== =========================== =====================
Cameron Haworth,                  Nil               Nil                   250,000 exercisable         Nil
President and Director
================================= ================= ===================== =========================== =====================
John Gradek, Chief                Nil               Nil                   200,000 exercisable         Nil
Executive Officer and
Director (1)
================================= ================= ===================== =========================== =====================
Thomas E. Cooley (2)              Nil               Nil                   250,000 exercisable         Nil
Director, Director of
Technology, President &
Director of Syngen
Technologies Limited and
President & Director of
Carbon Resources Limited
================================= ================= ===================== =========================== =====================

(1) Mr. Gradek served as CEO from August 15, 2000 through January 15, 2001 and was a director from September 14,1999 to January 15, 2001. Mr. Gradek's options were cancelled on January 16, 2001.

(2) Mr. Cooley was appointed to the Board of Directors of Synergy on August 2, 2000. A total of 105,000 stock options were exercised by certain directors, officers, employees and consultants during the year ended December 31, 2000 at $1.00 per share. No pension plan or retirement benefit plans hav


                             ITEM OF BUSINESS NO. 1
            PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION
         TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF
                   THE COMPANY AND A CLASS OF PREFERRED STOCK

         Your Board of Directors has adopted a resolution to amend our Articles of Incorporation, subject to the approval of the shareholders, to increase the number of shares of common stock the company is authorized to issue from 50,000,000 shares to 100,000,000 shares of common stock

         As of December 21, 2001, there were 33,835,843 outstanding shares of Common Stock and 16,164,157 shares of common stock remain authorized for issuance. As of the date of this Proxy Statement, we are obligated to issue 9,492,380 additional shares of common stock pursuant to the terms of certain agreements to which we are party.

Your Board of Directors has no specific plans at this time to issue any additional shares of common stock, however, one can foresee some situations in which it might become advantageous to do so. For example:

    o We may wish to raise additional capital for our operations through the sale of common stock. Since the inception of our technology development operations in 1999, we have been able to fund our operations by selling shares of common stock. Our current capital reserves will permit us to continue operating through the third quarter of 2002. Thereafter, assuming we are not generating revenues from business activities in an amount sufficient to support our operations, we will have to fund further operations through the sale of capital stock,.

    o We may wish to compensate officers and consultants by issuing them shares of common stock, a practice in which we have engaged in the past. As the shareholders are aware from reading our financial reports, because we have so far generated only limited revenues, we have been required to pay for some of our expenses, such as compensation of officers and consultants, in shares of our common stock. We may continue the practice of paying officers and consultants in shares of common stock and, therefore, would be required to maintain a sufficient number of authorized but unissued shares for such purpose.

    o We may be required or find it advantageous to issue shares of common stock in connection with transactions that may be beneficial to us, including an acquisition of technology.

         Approval of the amendment to the Articles of Incorporation to increase the number of shares of common stock authorized to issue is important to our company because the relatively small remaining number of authorized shares of common stock that we currently are permitted to issue (6,671,777 shares), will impair our ability to enter into transactions that may be beneficial to us, including raising capital through the sale of equity; whereas, after the amendment we will be able to issue 56,671,777 additional shares of common stock..

         Accordingly, an amendment to the Articles of Incorporation that increases the total number of shares available for issuance would afford the corporation flexibility in several key areas.

         It is for these reasons that your Board of Directors believes that it is a good idea to amend our Articles of Incorporation as described herein and have some authorized but unissued common shares available.

         The additional shares of common stock to be authorized for issuance upon the adoption of the amendment would possess rights identical to the currently authorized common stock. The holders of common stock are entitled to one vote for each share held of record on all matters to be voted on by the stockholders. All voting is on a non-cumulative basis. The holders of common stock do not have any preemptive rights, conversion rights, or applicable redemption or sinking fund provisions. The amendment to authorize the issuance of additional shares of common stock will not have any effect on the par value of the common stock.

         If the shareholders approve the recommended amendment to our Articles of Incorporation, it would have the effect of authorizing the Board of Directors to issue the additionally authorized shares without further action by the shareholders, except as may be required in a specific case by applicable law or the regulations of any exchange on which our outstanding shares are listed. The issuance of additional shares of common stock could reduce existing shareholders' percentage ownership and voting power in Synergy and, depending on the transaction in which the shares are issued, could affect the per share book value or other per share financial measures. The availability of additional shares of common stock could discourage, or make more difficult, efforts to obtain control of the company.

         If approved by the shareholders, the amendment of the Articles of Incorporation will become effective upon the filing of Articles of Amendment with the Department of Corporations of the State of Nevada.

YOUR BOARD URGES A VOTE FOR THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THE COMPANY IS AUTHORIZED TO ISSUE FROM 50,000,000 SHARES TO 100,000,000 SHARES.

VOTE REQUIRED

To be approved and go into effect, the amendment of the Articles of Incorporation to increase the authorized capital stock of Synergy Technologies Corporation requires the affirmative vote of A MAJORITY OF THE NUMBER OF SHARES ISSUED AND OUTSTANDING ON THE RECORD DATE.


                             ITEM OF BUSINESS NO. 2
                       ADOPTION OF 2002 STOCK OPTION PLAN

         By resolution dated December 14, 2002, the Board of Directors adopted the 2002 Stock Option Plan to take effect on January 1, 2002, subject to the approval of the stockholders.

Description of 2002 Stock Option Plan.

         The following is a brief summary of the 2002 Stock Option Plan (the "Plan"), which the Board of Directors believes to be desirable to attract and retain executive and other key employees of outstanding ability; options under the Plan may also be granted to directors, advisors and consultants. We have attached a copy of the Plan as Appendix A to this proxy statement.

         The 2002 Stock Option Plan authorizes the issuance of statutory and non-statutory options to purchase up to 10,000,000 shares of our common stock.

         The Plan is administered by the Board, which may empower a committee to administer the Plan. The Board is generally empowered to interpret the Plan, prescribe rules and regulations relating thereto, determine the terms of the option agreements, amend them with the consent of the optionee, determine the individuals to whom options are to be granted, and determine the number of shares subject to each option and the exercise price thereof. The per share exercise price for options granted under the Plan is determined by the Board, provided that the exercise price of incentive stock options will not be less than 100% of the fair market value of a share of the common stock on the date the option is granted (110% of fair market value on the date of grant of an incentive stock option if the optionee owns more than 10% of our common stock). Upon exercise of an option, the optionee may pay the purchase price with previously acquired securities of the Company.

         Options will be exercisable for a term determined by the Board, which will not be greater than ten years from the date of grant and five years in the case of incentive stock options except that an Incentive Stock Option granted to the beneficial owner of more than 10% of the outstanding shares of our common stock shall expire, to the extent that it has not theretofore been exercised, at the close of business five (5) years from the date of grant. Options may be exercised only while the original grantee has a relationship with us which confers eligibility to be granted options or within three months after termination of such relationship with us, or up to one year after death or total and permanent disability. In the event of the termination of such relationship between the original grantee and us for cause, as defined in the Plan, all options granted to that original optionee terminate immediately. In the event of certain basic changes in the Company, including a reorganization, merger or consolidation of the Company, or the purchase of shares pursuant to a tender offer for shares of our common stock, in the discretion of the Board or administering committee, each option may become fully and immediately exercisable. Incentive stock options are not transferable other than by will or the laws of descent and distribution. Non-qualified stock options may be transferred to the optionee's spouse or lineal descendants, subject to certain restrictions. Options may be exercised during the holder's lifetime only by the holder, his or her guardian or legal representative.

         Options granted pursuant to the Plan may be designated as incentive stock options ("ISO"), with the attendant tax benefits provided under Sections 421 and 422 of the Internal Revenue Code of 1986. Accordingly, the Plan provides that the aggregate fair market value determined at the time an ISO is granted of the common stock subject to incentive stock options exercisable for the first time by an employee during any calendar year under all our plans may not exceed $100,000. The Board may modify, suspend or terminate the Plan; provided, that certain material modifications affecting the Plan must be approved by the shareholders, and any change in the Plan that may adversely affect an optionee's rights under an option previously granted under the Plan requires the consent of the optionee.

Federal Income Tax Information

         The following is a general summary as of the date of this proxy statement of the federal income tax consequences to the Company and Participants under the 2001 Stock Option Plan. Federal tax laws may change and the federal, state and local tax consequences for any Participant will depend upon his or her individual circumstances. Each Participant has been and is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2002 Stock Option Plan.

Incentive Stock Options. A Participant will recognize no income upon grant of an incentive stock option and incur no tax on its exercise (unless the Participant is subject to the alternative minimum tax as described below). If the Participant holds shares acquired upon exercise of an incentive stock option for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the Participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the shares. This gain or loss will be equal to the difference between the amount realized upon disposition and the amount paid for the shares.

         If the Participant disposes of shares acquired upon exercise of an incentive stock option prior to the expiration of either required holding period (a "disqualifying disposition"), the gain realized upon disposition, up to the difference between the fair market value of the shares on the date of exercise (or, if less, the amount realized on a sale of the shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be capital gain, taxed at a rate that depends upon the amount of time the shares were held by the Participant.

Alternative Minimum Tax. The difference between the fair market value of the shares acquired upon exercise of an incentive stock option on the date of exercise and the exercise price is an adjustment to income for purposes of alternative minimum tax. Upon a sale of shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the shares acquired upon exercise of an incentive stock option at exercise over the amount paid for the shares.

Nonqualified Stock Options. A Participant will not recognize any taxable income at the time a nonqualified stock option is granted. However, upon exercise of a nonqualified stock option, the Participant must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the participant's exercise price. The included amount must be treated as ordinary income by the Participant and may be subject to withholding by the Company. Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

Maximum Tax Rates. The maximum federal tax rate applicable to ordinary income is 39.6%. Long-term capital gain is taxed at a maximum federal rate of 20%. To receive long-term capital gain treatment, the stock must be held for more than one year.

Tax Treatment of the Company. The Company generally will be entitled to a deduction in connection with the exercise of a nonqualified stock option by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income, provided that the Company timely reports the income to the Internal Revenue Service. The Company will be entitled to a deduction in connection with the disposition of shares acquired upon exercise of an incentive stock option only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the shares.

Options Outstanding Under Existing Option and Award Plans.

         We believe that it is important for you to know that at the date hereof we have outstanding 3,619,356 options to purchase up to a like number of shares of common stock under five other employee and director stock option and award plans previously adopted by the shareholders. These options are exercisable at various times from the date hereof through 2010 at prices ranging from $1.00 to $1.56. Some of these options are subject to vesting provisions which may or may not be achieved. At the date hereof, we have 629,856 shares of Common Stock remaining available for issuance under the above-mentioned stock option plans.

         The Board of Directors recommends that you vote in favor of approving their adoption of the 2002 Stock Option Plan.

VOTE REQUIRED

         Approval of the 2002 Stock Option Plan requires the affirmative vote of a majority of the votes cast by shareholders present at the meeting in person or by proxy.

                             ITEM OF BUSINESS NO. 3
                                 OTHER BUSINESS

         We do not know of any other item of business that may come before the meeting, except a motion to adjourn. If at the meeting a sufficient number of votes are not cast to adopt one or more of the items proposed for adoption, the persons named in the accompanying form of proxy may vote to adjourn the meeting to another specific date and time to permit continued solicitation of proxies.

                                  ANNUAL REPORT

         Shareholders may request a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2000 and Forms 10-QSB for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001, all as filed with the Securities and Exchange Commission, by contacting us at (403) 269-2274.

                           By order of the Board of Directors



                           Kelly Warrack,
                           Corporate Secretary

                                   APPENDIX A
                             2002 STOCK OPTION PLAN

                        SYNERGY TECHNOLOGIES CORPORATION
                             2002 STOCK OPTION PLAN


1.       DEFINITIONS

         The following terms when used in this Plan shall, except where the context otherwise requires, have the following meanings:

         (a) The term "Act" shall mean the Securities Act 1933 as now in effect or hereafter amended,

         (b) The term "Board" shall mean the Board of Directors of the Corporation.

         (c) The Term "Code" shall mean the Internal Revenue Code of 1986 as now in effect or hereafter amended.

         (d) The Term "Common Shares" shall mean the Common Shares, $0.002 par value, of the Corporation (as hereinafter defined) or such other capital stock as may hereafter be authorized and listed in lieu thereof,

         (e) The term "Corporation" shall mean SYNERGY TECHNOLOGIES CORPORATION, a Nevada corporation, or any successor thereto.

         (f) The Term "Discharged for Cause" shall mean discharge for dishonesty, theft, disclosing trade secrets of the Corporation or, if hereinafter incorporated or acquired, any Subsidiary (as hereinafter defined), entering into competition, directly or indirectly, with the Corporation or any Subsidiary while employed, or using the Corporation's or any Subsidiary's facilities or premises for the conduct of illegal or unlawful activities, transactions or business.

         (g) The Term "Effective Date" shall mean the date upon which this Plan becomes effective.

         (h) The term "Exchange Act" shall mean the Securities Exchange Act of 1934 as now in effect or hereafter amended.

         (h) The term "Incentive Stock Option" shall mean every Option (as hereinafter defined) granted under the Plan (as hereinafter defined) which is intended to qualify as an Incentive stack option pursuant to Section 422 of the Code.

         (i) The term 'Non-Qualified Stock Option" shall mean every Option (as hereinafter defined) granted under the Plan (as hereinafter defined) which is not as Incentive Stock Option.

         (j) The term "Option" shall mean any right to purchase shares Common Stock to be granted under the Plan.

         (l) The term "Option Price" shall mean the price at which a share of Common Stock may be purchased upon exercise of an Option,

         (m) The term " Plan" shall mean the SYNERGY TECHNOLOGIES CORPORATION 2002 Stock Option Plan."

         (n) The term "Subsidiary" shall be defined in the same manner as the term "subsidiary corporation" is defined in section 424(f) of the code.

         (o) The term "Warrant" shall mean any right to purchase shares of common shares, such as is commonly called an option, warrant or right, which is not granted under the Plan.

         (p) Any term used in the plan in the masculine gender shall include the feminine gender or, in the case of a consultant or an advisor, the neuter gender.


2.       ADMINISTRATION

         (a) The Plan shall be administered by the Compensation Committee of the Board (hereinafter referred to as the "Committee") which shall consist of two or more persons who shall be selected by and serve at the pleasure of the Board. In the event that the Board has not appointed a Compensation Committee or at the election of the Board, the Plan shall be administered by the Board.

         (b) The Committee or, if applicable, the Board, is authorized to interpret the Plan and may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. The Committee or, if applicable, the Board, may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The determinations of the Committee or, if applicable, the Board on the matters referred to in this paragraph 2 shall be conclusive.

         (c) Subject to the terms, provisions and conditions of the Plan, the Committee or, if applicable, the board shall have exclusive jurisdiction (i) to select the optionees to be granted options, (ii) to determine the number of shares subject to each Option, (iii) to determine the time or times when the Options will be granted, (iv) to determine the Option Price of the shares subject to each Option, which Option Price may be higher than, or equal to, (or less than) the fair market value of a share of the Common Shares on the respective date of grant (except as provided in the succeeding sentence) and shall be subject to adjustment as provided in paragraph 10 of the Plan, (v) to determine the dates after which the Option may be exercised, in whole or in part, and (vi) to prescribe the form, which shall be consistent with the Plan, of the instruments evidencing any Options granted under the Plan. Any Options granted under the Plan to an optionee shall be at the fair market value of a share of the Common Shares on the respective date of grant and, if the optionee on the date of grant is the beneficial owner of more than 10% of the outstanding shares of the Common Shares, the exercise price of the Incentive Stock Option shall be 110% of the fair market value of a share of the Common Shares on such date.

         In addition, anything in the Plan to the contrary notwithstanding, an Incentive Stock Option shall be subject to such limitations on exercise or other provisions as required by the Code or the regulations promulgated thereunder.

3.       GRANT OF OPTION

         (a) The aggregate number of shares as to which Options may be granted pursuant to the Plan shall be 10,000,000 shares of the Common Shares, subject to adjustment as provided in paragraph 10 hereof,

         (b) An optionee shall be granted an Option for such number of shares of the Common Shares as may be determined by the Committee or, if applicable, the Board. Nothing contained in the Plan shall be construed to preclude the granting of an Option or Options to an optionee in addition to any Option or Options already granted to him and in existence or in addition to any outstanding Warrant owned by him, provided that in each event the is eligible under the provisions of paragraph 4 hereof. (An Option shall be Non-Qualified Stock Option unless the optionee is an employee of the Corporation or a Subsidiary and requests in writing that he be granted an Incentive Stock Option.). An Incentive Stock Option shall not be granted later than ten years from the tenth anniversary of the date that the Plan is adopted by the holders of a majority of the outstanding shares of the Common Shares.

         (c) Whenever any Option granted pursuant to the Plan terminates under the terms hereof prior to exercise thereof, the Committee or, if applicable, the Board may grant a new Option or Options with respect to such shares; provided, however, that the Committee or, if applicable, the Board may not grant any such Option if the effect of such grant would be to increase the number of shares which may be issued upon exercise of Options granted under the Plan to more then the amount provided in paragraph 3(a) hereof, subject to adjustment as provided in paragraph 10 hereof.

4.       ELIGIBLE OPTIONEES

         Every key employee (including officer) of the Corporation or of any Subsidiary (or any director of, or consultant or advisor to, the Corporation as may be selected by the Committee or, if applicable, the Board) is eligible for grant of an Option under the Plan, (except that, if the optionee is not an employee of the Corporation or a Subsidiary, he may receive only a Non-Qualified Stock Option and except that bona fide services shall be rendered by the consultant or advisor and such services must not be in connection with the offer or sale of securities in a capital raising transaction.

5.       EXERCISE OF OPTIONS

         (a) Except as provided in paragraphs 7 and 10 hereof, the Option shall be exercisable, either in its entirety or in such installments (which may be accumulated) as the resolution granting the Option of the Committee or, if applicable, the Board shall provide.

         Each optionee may exercise his Option with respect to all shares then available for purchase or with respect to such lesser number of shares as he may from time to time desire prior to the expiration or termination of the option.

         (b) Except as another date (whether later or earlier) for the expiration or termination of the Option is provided in the resolution of the Committee or, if applicable, the Board granting an Option, each Option shall expire and become void, to the extent it has not theretofore been exercised, at the close of business five (5) years from the date of grant; provided, however, that no Option may be granted to expire more than ten (10) years from the date of grant. An Incentive Stock Option granted to the beneficial owner of more than 10% of the outstanding shares of the Common Shares shall expire and become void, to the extent that it has not theretofore been exercised, at the close of business five (5) years from the date of grant.

6.       TERMINATION OF EMPLOYMENT OR DIRECTORSHIP

         An Option shall terminate and all rights thereunder shall cease upon termination of the optionee's employment (or termination of his directorship or consulting or advisory relationship) unless (a) such termination is by reason of the optionee's death, in which event the provisions of paragraph 7(a) hereof shall govern; (b) such termination is as a result of the optionee's disability (as determined by the Committee or, if applicable, the Board) or his retirement in accordance with the retirement policies of the Corporation or the Subsidiary by which the optionee was employed ( or for which he served as a director, consultant or advisor) in which event the provisions of paragraph 7(b) shall govern; (c) such termination is for a reason other than Discharge for Cause and under the terms of an employment, consulting or advisory agreement with the Corporation and/or a Subsidiary such optionee was entitled to notice of termination, in which event the provisions of paragraph 7(c) shall govern; (d) such termination is for a reason other than Discharge for Cause, in which event the provisions of paragraph 7(d) hereof shall govern; and (e) the Committee or, if applicable, the Board otherwise provides when it grants the Option.

7.       RIGHTS TO EXERCISE OPTION IN EVENT OF DEATH OR OTHER TERMINATION OF
         EMPLOYMENT

         (a) If an optionee shall die while In the employ of the Corporation or a Subsidiary, or within three (3) months after leaving the employ (because of his retirement or disability as provided in paragraph 7(b) hereof (or if the optionee shall die serving as a director of, or as a consultant or an advisor to, the Corporation, or within three (3) months after such cessation of service (because of his retirement or disability as provided in paragraph 6(b) hereof) his Option may be exercised, whether or not such Option was exercisable by him at the date of his death, by the person or persons to whom his rights under the Option are transferred by will or by the laws of descent and distribution, or by his legal representative(s), whichever shall be applicable, at any time or from time to time for one (1) year after the earlier of his death or his cessation of service as an employee, director, consultant or advisor

         (b) If an Optionee shall retire or become disabled and leave the employee of the Corporation and all of its Subsidiaries (or cease to be a director of, or a consultant or an advisor to, the Corporation) for any such reasons, as prescribed in paragraph 6(b) hereof, his Option may be exercised by him, whether or not such Option was exercisable by him at the date of his retirement or his ceasing to be an employee (director, consultant or advisor) because of disability, at any time or from time to time for three (3) months after the date of his retirement or his ceasing to be an employee (director, consultant or advisor) because of disability.

         (c) In the event that, pursuant to the terms of an employment, consulting or advisory agreement between the optionee and the Corporation and/or a Subsidiary, such optionee shall be entitled to notice of termination of employment and such optionee shall be terminated for a reason other than Discharge for Cause, then such optionee may exercise his Option, whether or not such Option was exercisable at the time of delivery of the notice of termination, at any time or from time to time for thirty (30) days after delivery of the notice,

         (d) In the event an Optionee is discharged by the Corporation and/or a Subsidiary for a reason other than Discharge for Cause or the Optionee voluntarily terminates his employment (directorship or consulting or advisory arrangement) such Optionee may exercise his Option only as to such shares as to which the Option was exercisable at the date of his discharge or his voluntary termination at any time or from time to time for thirty (30) days from the date of his discharge or his terminations of employment (directorship, or consulting or advisory arrangement).

         (e) This paragraph 7 is subject to the provisions of paragraph 11 hereof.

8.       NON-TRANSFERABILITY OF OPTIONS

         (a) No Option shall be transferable otherwise than by will or by the laws of descent and distribution, and each Option is exercisable during the lifetime of an optionee only by him or, in the case of the optionee's certified incompetency, by his duly authorized legal representative(s). Anything in the foregoing to the contrary notwithstanding, an optionee may request that the shares of the Common Shares to be issued upon the exercise of an Option be issued in his and his spouse's name as joint tenants, with right of ownership.

         (b) No Options nor any rights of the optionee pursuant to his Option shall be subject to pledge, hypothecation, execution, attachment or similar process.

9.       EXERCISE OF OPTION AND PAYMENT FOR SHARES

         (a) There shall bean exercise of an Option upon receipt by the Corporation, at its principal office, during the term of such Option of (i) a written notice signed by the optionee advising of his exercise of such Option with respect to a specified number of shares, the notice to be in such form and to contain such provisions as may at the time be required by the Committee or, if applicable, the Board, including representations which comply with paragraph 12 hereof and his commitment pursuant to paragraph 11 (b) hereof, and (ii) payment in United States funds of the full purchase price of the shares covered by the notice. A check, bank draft or money order will be accepted as payment subject to collection, and stock certificates registered in the name of the optionee for the shares of the Common Shares covered by such exercise will be delivered in the ordinary course of business after such collection; provided that the Corporation shall not be obligated to deliver any shares of the Common Shares until there has been compliance with any federal or state law or regulations which the Corporation may deem applicable. If a person or persons to whom the rights of an optionee under an Option are transferred by will or by laws of descent and distribution shall become entitled to exercise an Option as provided in paragraph 7(a) hereof, or if the legal representative(s) of an optionee shall become so entitled, references to the optionee in this paragraph 9 shall, except where the context otherwise requires, be deemed to mean such person or persons or such legal representative(s).

         (b) A person entitled to exorcise an Option shall have none of the rights of a shareholder with respect to shares subject to such Option until such shares shall have been issued upon exercise of such Option,

         (c) Anything in paragraph 9(a) to the contrary notwithstanding an optionee may, in lieu of payment by check, bank draft or money order, surrender to the Corporation shares of the Common Shares having a fair market value on the date of exercise at least equal to the product of the Option Price and the number of shares of the Common Shares as to which the Option was exercised. For the purpose of the foregoing calculation, the fair market value of a share of the Common Shares shall be the mean of the high bid and the low asked process quoted on the date of exercise (i) in the National Association of Securities Dealers Automated Quotation ("NASDAQ") System if the Common Shares are traded in the NASDAQ System; (ii) on the exchange on which the Common Shares are then traded; or (iii) in the OTC Bulletin Board of the National Association of Securities Dealers, Inc. or in the pink shoots as reported by the National Quotation Bureau, Inc., if not traded in the NASDAQ system or on an exchange.

10.      STOCK DIVIDEND CAPITAL CHANGES

         (a) In the event that the Corporation shall pay a stock dividend with respect to, or affect a subdivision or combination of shares or a reclassification of the Common Shares, the Board shall make such adjustments in the number and kind of shares then subject to each Option and the Option Price as it may deem appropriate to reflect such action, and such adjustment shall take effect at such time and in such a manner as the Board determine may in its discretion.

         (b) In the event of a complete or partial liquidation or reorganization of the Corporation, including a merger, consolidation or sale or distribution of assets, the Board may (i) make such adjustments, if any, as it may deem appropriate in the provisions of any Option as to the Option Price and as to the kind and number of shares or kind and amount of properly deliverable upon exercise of such Option, (ii) terminate any Option at, or prior to, the effective date of the liquidation or reorganization, or (iii) provide in connection with the liquidation or reorganization for the assumption of any Option by any surviving, consolidated or successor corporation or corporations.

          (c) Notwithstanding any provisions of the Plan to the contrary, an optionee shall have the right to exercise his Option in whole or in part as to all shares then subject to the Option, whether or not such Option is otherwise exercisable on such date, at any time subsequent to (i) the sale or transfer by the Corporation of all or substantially all of its assets or the merger or consolidation of the Corporation Mere the Corporation is not the surviving entity (other than a transfer of assets to, or a merger or consolidation with, a Subsidiary, (ii) the sale or transfer of shares of the Corporation by the Corporation and/or any one or more of its shareholders, in one or more transactions, related or unrelated, to one or more Persons under circumstances whereby any Person (as such term is defined in the Exchange Act) and its Affiliates (as such term is defined in the Exchange Act) shall own, after such sales and transfers, at least one-fourth, but less than one-half, of the shares of the Corporation having voting power for the election of directors, unless such sale or transfer has been approved in advance by three-fourths of the directors of the Corporation who have been directors of the Corporation for at least two years (or who have been elected, or nominated for election by the shareholder of the Corporation, by the directors who have so served), (iii) the sale or transfer of shares of the Corporation by the Corporation and/or any one or more of its shareholders, in one or more transactions, related or unrelated, to one or more Persons under circumstances whereby any Person and its Affiliates shall own, after such sales and transfers, at least one-half of the shares of the Corporation having voting power for the election of directors, or (iv) the election of one or more individuals to the Board which election results in one-third of the directors of the Corporation consisting of individuals who have not been directors of the Corporation for at least two years, unless such individuals have been elected as directors, or nominated for election by the shareholders of the Corporation as directors, by three-fourths of the directors of the Corporation who have been directors of the Corporation for at least two years.

         Anything in subparagraph (i) of this paragraph 10(c) to the contrary notwithstanding, the Corporation shall give notice to each optionee, at least ten (10) days prior to the date of the meeting of shareholders called to approve the sale by the Corporation of all or substantially all of its assets or the merger or consolidation of the Corporation where it is not the survivor, of such proposed sale, merger or consolidation and if, after such notice, the optionee does not exercise the Option in its entirety on or prior to the effective date of any such sale, merger or consolidation, then the Option, to the extent not so exercised shall have no further force and effect unless the Board, in any such merger or consolidation, has made provision for the corporation surviving the merger or consolidation to assume the Option.

         For the purposes of this paragraph 10(c), "Person" shall mean an individual, partnership, firm, trust, corporation or other similar entity. When two or more Persons act as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of securities of the Corporation, such syndicate or group shall be deemed a "Person" within the meaning of this paragraph 1 0(c). For the purpose of this paragraph 10(c), "Affiliate" shall mean any Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, any Person.

11.      OTHER CONDITIONS

         (a) If at any time counsel to the Corporation shall be of the opinion that any sale or delivery of shares of the Common Shares pursuant to the exercise of any Option is or may be under the circumstances unlawful, the Corporation shall have no obligation to make such sale or delivery, or to take any action or refrain from taking any action to make such sale or delivery lawful, and the right to exercise any Option shall be suspended until, in the opinion of counsel, such sale or delivery shall be unlawful. Upon the termination of any period of suspension under this paragraph, any Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available for purchase before such suspension and as to shares which would otherwise have become available for purchase during the period such suspension, but no such suspension shall extend the term of any Option. If any Option is deemed or declared void or unexercisable for any reason, no other Options shall be thereby affected.

         (b) It shall also be a condition precedent to an optionee's right to exercise an Option that he shall have entered into arrangement with the Corporation, in form and substance satisfactory to the Committee, or if applicable, the Board, with respect to any applicable withholding tax requirements.

12.      REPRESENTATIONS BY OPTIONEES

         (a) So long as a registration statement filed under the Act shall not be effective with respect to the Plan, the Optionee shall represent to the Corporation, upon receipt of the Option, (i) that he is familiar with the operations and financials status of the Corporation and, if hereinafter incorporated or acquired, its Subsidiaries, (ii) that he is aware that the Corporation is obligated to file periodic reports under Section 13 of the Exchange Act and the copies thereof may be obtained from the Corporation or the Securities and Exchange Commission upon request; (iii) that he understands the financial and other information relating to the Corporation that has been furnished, or made available, to him or has an advisor who has such understanding, and has advised him, with respect thereto, (iv) that the Option granted to him is being taken by him for investment and not with a view to, or in connection with any distribution thereof and (v) all shares of the Common Shares purchased upon exercise of such Option, whether by him or, in the case of his death, by the person or persons to whom his rights under such Option are transferred by will or by the laws of descent or distribution or by his legal representative(s) are to be so taken shall be registered prior to the issuance thereof under the Act, the optionee or the other person exercising the Option as permitted by paragraph 7 hereof will be required to give a representation in writing that he is acquiring such shares as an investment and not with a view to, or in connection with, the sale or distribution of any thereof,

         (b) The Committee or, if applicable, the Board may require such additional or alternative representations by the optionee, whether upon receipt of the Option by the Optionee and/or upon the exercise thereof, as the Committee or, if applicable, the Board, acting upon the advice of counsel to the Corporation, deems necessary or advisable (i) in order to comply with the Act or any other applicable status, rule or regulation relating to stock options or
(ii) which is deemed to be in the best interests of the Corporation.

13.      TAX STATUS

         (a) The Corporation makes no representation as to the tax status of any Option or the tax consequences (under federal laws of any state or other jurisdiction) of the granting of any of the Options, any exercise thereof or of any sale of shares acquired pursuant thereto.

         (b) Whenever a reference is made in the Plan or in any instrument delivered pursuant thereto to any section of the Code and such section is later amended, superseded or redesignated under a new section number, the reference in the Plan shell, unless the Board shall provide to the contrary, be automatically amended to reflect such amendment, redesignation or other change,

14.      AMENDMENT OF PLAN

         The Board may suspend or terminate the Plan with respect to any shares as to which Options have not been granted and may, at any time or from time to time, amend the Plan in any respect, except that after this Plan has been submitted to, and the Board has obtained the approval of, the shareholders of the Corporation, then, without the approval of shareholders holding a majority of the shares of stock of the Corporation then issued and outstanding and entitled to vote, no amendment shall be made (a) increasing or decreasing the number of 'shares reserved under paragraph 3(a) hereof (other than as provided in paragraph 10 hereof), (b) changing the designation of the class of eligible optionees, as provided in paragraph 4 hereof, to receive Options hereunder; and
(c) extending the term during which the Options may be granted or exercised.

15.      EFFECTIVENESS OF PLAN

         The Plan shall become effective, in accordance with the provisions of the resolutions of the Board of Directors approving the Plan, which were adopted on December 14, 2001, on January 1, 2002, subject to the approval of the Plan by the holders of a majority of the outstanding shares of the Common Shares. The Plan shall terminate and have no further force and effect, except as to Options theretofore granted, at the close of business on the tenth anniversary of the date that the Plan is adopted by the holders of a majority of the outstanding shares of the Common Shares.

16.      TIME OF GRANTING OPTIONS

         The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee or, if applicable, the Board makes the determination granting such Option; and no grant shall be doomed effective under the Plan prior to such date. Notice of the determination shall be given to each optionee to whom an Option is so granted within a reasonable time after the date of such grant.

17.      TERMINATION OF RIGHTS OF ACTION

         Every right of action arising out of. or in connection with, the Plan by or on behalf of the Corporation or a Subsidiary, or by any shareholder of the Corporation or a Subsidiary against any past, present or future member of the Committee or, if applicable, the Board or against any employee, consultant or advisor, or by any employee, consultant or advisor (past, present or future) against the corporation or a subsidiary shall, irrespective of the place of residence of any such shareholder, director, employee, consultant or advisor, cease and be barred by the expiration of three (3) years from the date of the act or omission in respect of which such right to action is alleged to have arisen.


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18.      USE OF PROCEEDS

         The proceeds received by the Corporation from the sale of the Common Shares pursuant to the Options will be used for general corporate purposes.

19.      DECLINING MARKET PRICE

         In the event the fair market value of a share of the Common Shares declines below the Option Price set forth in any Non-Qualified Stock Option, the Committee or, if applicable, the Board may, at any time, adjust reduce, cancel and re-grant any unexercised Non-Qualified Stock Option or take any similar action it deems to be for the benefit of the Optioned in light of the declining fair market value for the Common Shares; provided, however, that none of the foregoing actions may be taken by the Committee without the prior approval of the Board.